Asset Retirement Obligations	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Asset Retirement Obligations	Asset Retirement Obligations
At December 31, 2020, the estimated total undiscounted inflation-adjusted amount required to settle the Company’s ARO was $9.5 billion (December 31, 2019 – $10.0 billion). These obligations will be settled based on the useful lives of the underlying assets, which currently extend an average of 45 years (December 31, 2019 – 45 years) into the future. This amount has been discounted using credit-adjusted risk-free rates of 3.6% to 6.2% (December 31, 2019 – 3.9% to 4.4%) and an inflation rate of 2% (December 31, 2019 – 2%). Obligations related to future environmental remediation and cleanup of oil and gas assets are included in the estimated ARO.
While the provision is based on management’s best estimates of future costs, discount rates and the economic lives of the assets, there is uncertainty regarding the amount and timing of incurring these costs.
A reconciliation of the carrying amount of asset retirement obligations at December 31, 2020 and 2019 is set out below:

Asset Retirement Obligations
($ millions)	2020	2019
Beginning of year	2,755	2,424
Additions	63	76
Liabilities settled	(39)	(276)
Liabilities disposed	(39)	(6)
Change in discount rate	(544)	285
Change in estimates	(146)	156
Exchange adjustment	8	(10)
Accretion (note 22)	104	106
End of year	2,162	2,755
Expected to be incurred within 1 year	94	112
Expected to be incurred beyond 1 year	2,068	2,643
At December 31, 2020, the Company had deposited funds of $164 million into the restricted accounts for funding of future asset retirement obligations in offshore China (December 31, 2019 - $142 million). These amounts have been classified as non-current and included in restricted cash.